                                                                   EXHIBIT 10.41

                           GTECH HOLDINGS CORPORATION
                           RESTRICTED STOCK AGREEMENT

      This AGREEMENT, dated as of the ___ day of _______, 200__ (the "Date of Grant"), by and between GTECH Holdings Corporation, a Delaware corporation (the "Corporation"), and ____________________(the "Restricted Stockholder").

                                   WITNESSETH:

      WHEREAS, the Restricted Stockholder is a non-employee Director of the Corporation, and is in a position to contribute materially to the Corporation's continued growth, development and long-term financial success; and

      WHEREAS, the Corporation wishes to provide the Restricted Stockholder with an opportunity to participate in the ownership of the Corporation and its future growth through the grant of an opportunity to acquire common stock of the Corporation, $0.01 par value per share (the "Common Stock").

      NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

      1. GRANT OF RESTRICTED SHARES; DEFINITIONS. (a) Pursuant to the provisions of the GTECH Holdings Corporation 2002 Omnibus Stock Option and Long-Term Incentive Plan (the "Plan"), effective as of the Date of Grant, the Corporation hereby grants to the Restricted Stockholder ________ shares of Common Stock (the "Restricted Shares"), subject to all of the terms and conditions of this Agreement and the Plan. As more fully described below, the shares granted hereby are subject to forfeiture by the Restricted Stockholder if certain criteria are not satisfied.

      (b) All capitalized terms used herein but not defined shall have the meanings given to such terms in the Plan.

      2. VESTING PERIOD.

      (a) Vesting. The Restricted Shares shall vest and become nonforfeitable as set forth below:

            (i) One quarter (1/4) of the Restricted Shares, or _____, shall vest and become nonforfeitable on _____________;

            (ii) One quarter (1/4) of the Restricted Shares, or _____, shall vest and become nonforfeitable on _____________;

            (iii) One quarter (1/4) of the Restricted Shares, or ____, shall vest and become nonforfeitable on _______________; and

            (iv) One quarter (1/4) of the Restricted Shares, or ____, shall vest and become nonforfeitable on _____________;

      (b) Termination Due to Disability or Death. If the Restricted Stockholder's service as a director of the Corporation terminates as a result of death or total and permanent disability (as defined in Section 22(e)(3) of the Internal Revenue Code of 1986, as amended), the restrictions on the Restricted Stockholder's Restricted Shares shall expire and the Restricted Shares shall vest in full on the Restricted Stockholder's last day of service (with regard to disability) or date of death, as applicable.

      (c) Termination for Cause. If the Restricted Stockholder is removed from service as a director of the Corporation for Cause (as defined in Section 6(f) of the Plan), no further portion of his or her Restricted Shares shall become vested pursuant to this Agreement and all unvested Restricted Shares shall be forfeited effective as of the date that the Restricted Stockholder ceases services as a director of the Corporation.

      (d) Other Termination. If the Restricted Stockholder's service as a director of the Corporation ceases for any reason other than set forth in Sections 2(b) or (c) above, no further portion of his or her Restricted Shares shall become vested pursuant to this Agreement and all unvested Restricted Shares shall be forfeited effective as of the date that the Restricted Stockholder ceases to serve as a director of the Corporation. Notwithstanding the foregoing:

      (i) If at the time of such cessation of service the Restricted Stockholder has served as a director of the Corporation for a consecutive period of six (6) years or more, then the restrictions on the Restricted Stockholder's Restricted Shares shall expire and the Restricted Shares shall vest in full on the Restricted Stockholder's last day of service; and

      (ii) Regardless of the Restricted Stockholder's length of service as a director of the Corporation, if the Restricted Stockholder retires from service as a director of the Corporation (such retirement to be determined at the sole discretion of the Committee), the restrictions on the Restricted Stockholder's Restricted Shares shall expire and the Restricted Shares shall vest in full on the Restricted Stockholder's last day of service.

      3. NON-TRANSFERABILITY. Until the Restricted Shares shall be vested and until the satisfaction of any and all other conditions specified herein, the Restricted Shares may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the Restricted Stockholder.

      4. STOCK CERTIFICATES; DIVIDENDS AND STOCKHOLDER RIGHTS.

      (a) Custody of Restricted Shares; Legend. The Restricted Shares shall be evidenced in such a manner as the Compensation Committee of the Board of Directors deems appropriate, including, without limitation, book entry registration or issuance of a stock certificate or certificates. To the extent that a stock certificate is issued, the Secretary of the Corporation shall hold such certificates for the Restricted Stockholder's benefit until such time as the restrictions lapse or the Restricted Stock is forfeited to the Company. Certificates representing the Restricted Shares shall bear the following legend:

            The Shares represented by this Stock Certificate have been granted as restricted stock under the GTECH Holdings Corporation 2002 Omnibus Stock Option and Long-Term Incentive Plan. The Shares represented by this Stock Certificate may not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of unless the restrictions set forth in the Restricted Stock Agreement between the registered holder of these Shares and GTECH Holdings Corporation shall have lapsed.

      Upon the vesting of the Restricted Shares, the Corporation shall so notify the Secretary of the Corporation and the Secretary shall obtain from the Corporation certificates representing all such shares that have vested, which certificates shall not bear any restrictive endorsement making reference to this Agreement, and shall deliver such certificates to the Restricted Stockholder.

      (b) Rights and Obligations. During the Period of Restriction (as defined in Section 2(t) of the Plan), the Restricted Stockholder may exercise full voting rights with respect to the Restricted Shares. During the Period of Restriction, the Restricted Stockholder shall be entitled to receive all dividends and other distributions paid with respect to the Corporation's Common Stock while they are so held. The Compensation Committee may provide that any dividends paid on Restricted Stock must be reinvested in Common Stock, which may be subject to the same vesting conditions and restrictions applicable to such Restricted Stock.

      5. SHARE ADJUSTMENTS. In the event of any stock dividend, stock split, combination or exchange of shares, merger, consolidation, spin-off or other distribution (other than normal cash dividends) of the Corporation assets to stockholders, or any other change affecting shares of the Corporation's capitalization, the number of shares to this Agreement shall be increased in proportion to the stock dividend, stock split or other transaction to fairly preserve the intended benefits of the Plan. In such event, all shares received as a result of the stock dividend, stock split or other transaction shall be subject to the same restrictions on transferability and forfeitability as are the Restricted Shares.

      6. RESTRICTED STOCKHOLDER BOUND BY PLAN. The Restricted Stockholder hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall control.

      7. DESIGNATION OF BENEFICIARY. The Restricted Stockholder shall designate, on a form set forth to be provided by the Company, one or more beneficiaries to receive the Restricted Shares awarded hereunder in the event of the Restricted Stockholder's death prior to removal of all restrictions on the Restricted Shares; provided that if no such beneficiary is designated or if the beneficiary so designated does not survive the Restricted Stockholder, the estate of such Restricted Stockholder shall be deemed to be his or her beneficiary. The Restricted Stockholder may, by written notice to the Compensation Committee, change the beneficiary designated in this Agreement.

      8. NOTICES. Any notice hereunder to the Corporation shall be addressed to it at its principal business office, 55 Technology Way, West Greenwich, RI 02817 and any notice hereunder to the Restricted Stockholder shall be sent to the address reflected on the payroll records of the Corporation, subject to the right of either party to designate at any time hereafter in writing some other address.

      9. GOVERNING LAW. This Agreement shall be construed and administered in accordance with and governed by the laws of the State of Delaware.

      10. DEFINED TERMS. Capitalized terms used but not defined in this Agreement will have the meanings specified in the Plan.

      IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer and the Restricted Stockholder has executed this Agreement as of the date set forth above.

GTECH HOLDINGS CORPORATION                   RESTRICTED STOCKHOLDER

By: ______________________                   ____________________________

                           GTECH HOLDINGS CORPORATION
                    RESTRICTED STOCK AGREEMENT REGARDING THE
                            GRANT OF UNVESTED SHARES

      This AGREEMENT, dated as of the ___ day of_______, 200_, by and between GTECH Holdings Corporation, a Delaware corporation (the "Corporation"), and _______________(the "Restricted Stockholder").

                                   WITNESSETH:

      WHEREAS, the Restricted Stockholder is employed by a subsidiary of the Corporation, and is in a position to contribute materially to the Corporation's continued growth, development and long-term financial success; and

      WHEREAS, the Corporation wishes to provide the Restricted Stockholder with an opportunity to participate in the ownership of the Corporation and its future growth through the grant of an opportunity to acquire common stock of the Corporation, $0.01 par value per share (the "Common Stock").

      NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

      1. GRANT OF RESTRICTED SHARES; DEFINITIONS. (a) Pursuant to the provisions of the GTECH Holdings Corporation 2002 Omnibus Stock Option and Long-Term Incentive Plan (the "Plan"), effective as of ____________ (the "Date of Grant"), the Corporation hereby grants to the Restricted Stockholder ______shares of Common Stock (the "Restricted Shares"), subject to all of the terms and conditions of this Agreement and the Plan. As more fully described below, the shares granted hereby are subject to forfeiture by the Restricted Stockholder if certain criteria are not satisfied.

      (b) All capitalized terms used herein but not defined shall have the meanings given to such terms in the Plan.

      2. VESTING PERIOD.

      (a) Vesting. The Restricted Shares shall vest and become nonforfeitable as set forth below:

            (i) One quarter (1/4) of the Restricted Shares, or_______, shall vest and become nonforfeitable on _____________;

            (ii) One quarter (1/4) of the Restricted Shares, or _________, shall vest and become nonforfeitable on _____________;

            (iii) One quarter (1/4) of the Restricted Shares, or _____, shall vest and become nonforfeitable on ______________; and

            (iv) One quarter (1/4) of the Restricted Shares, or _____, shall vest and become nonforfeitable on

      (b) Termination due to Disability or Death. Upon the Restricted Stockholder's total and permanent disability (as defined in Internal Revenue Code Section 22(e)(3)), the restrictions on the Restricted Stockholder's Restricted Shares shall expire and the Restricted Shares shall vest in full on the Restricted Stockholder's last day of employment. Upon the Restricted Stockholder's death, the restrictions on the Restricted Stockholder's Restricted Shares shall expire and the Restricted Shares shall vest in full on the Restricted Stockholder's date of death.

      (c) Termination due to Retirement. Retirement eligibility is based on the Restricted Stockholder's having achieving a minimum Retirement Factor of 65. "Retirement Factor" is defined as the sum of the Restricted Stockholder's age plus the length of continuous full-time employment as an employee of the Corporation or an Affiliate (as defined in the Plan). If the Restricted Stockholder achieves Retirement Factor 65 and retires from the Corporation, 50% of the Restricted Stockholder's unvested restricted stock will vest immediately and the remaining 50% will expire as of the effective date of retirement. If the Restricted Stockholder achieves Retirement Factor 75 and retires from the Corporation, 100% of the participant's unvested restricted stock will vest immediately. Retirement between Retirement Factor 65 and 75 will result in a 5% increase in vesting for each 1 Retirement factor point increase (e.g., a Retirement Factor of 66 will result in 55% vesting of the unvested restricted stock, a Retirement Factor of 67 will result in a 60% vesting of the unvested restricted stock, etc).

      (d) Other Termination. If the Restricted Stockholder's employment by the Corporation ceases for any reason other than set forth in Section 2(b) and 2(c) above, no further portion of his or her Restricted Shares shall become vested pursuant to this Agreement and such unvested Restricted Shares shall be forfeited effective as of the date that the Restricted Stockholder ceases to be so employed by the Corporation. However, the Committee, in its sole and absolute discretion, shall have the right to provide for vesting of the Restricted Stock (which may include without limitation immediate vesting in full) or for expiration of the restrictions on Restricted Stock Shares following termination of employment, upon such terms and provisions as it deems proper. For purposes of this Section 2, employment shall be considered as continuing after any change of employment within or among the Corporation and its Affiliates (as such term is defined in the Plan) so long as the Restricted Stockholder continues to be an employee of the Corporation or any of its Affiliates.

      (e) This Section 2 is subject to Section 10 of the Plan,
"Change-in-Control Provisions", Section 12 of the Plan, "Adjustment Upon Change of Shares", and Section 14 of the Plan, "Amendment and Termination of Plan".

      3. NON-TRANSFERABILITY. Until the Restricted Shares shall be vested and until the satisfaction of any and all other conditions specified herein, the Restricted Shares may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the Restricted Stockholder.

      4. STOCK CERTIFICATES; DIVIDENDS AND STOCKHOLDER RIGHTS.

      (a) Custody of Restricted Shares; Legend. The Restricted Shares shall be evidenced in such a manner as the Compensation Committee of the Board of Directors deems appropriate, including, without limitation, book entry registration or issuance of a stock certificate or certificates. To the extent that a stock certificate is issued, the Secretary of the Corporation or his agent shall hold such certificates for the Restricted Stockholder's benefit until such time as the restrictions lapse or the Restricted Stock is forfeited to the Company. Certificates representing the Restricted Shares shall bear the following legend:

            The Shares represented by this Stock Certificate have been granted as restricted stock under the GTECH Holdings Corporation 2002 Omnibus Stock Option and Long-Term Incentive Plan. The Shares represented by this Stock Certificate may not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of unless the restrictions set forth in the Restricted Stock Agreement between the registered holder of these Shares and GTECH Holdings Corporation shall have lapsed.

      Upon the vesting of the Restricted Shares, the Corporation shall so notify the Secretary of the Corporation and the Secretary shall obtain from the Corporation certificates representing all such shares that have vested, which certificates shall not bear any restrictive endorsement making reference to this Agreement, and shall deliver such certificates to the Restricted Stockholder.

      (b) Rights and Obligations. During the Period of Restriction (as defined in Section 2(t) of the Plan), the Restricted Stockholder may exercise full voting rights with respect to the Restricted Shares. During the Period of Restriction, the Restricted Stockholder shall be entitled to receive all dividends and other distributions paid with respect to the Corporation's Common Stock while they are so held. The Compensation Committee may provide that any dividends paid on Restricted Stock must be reinvested in Common Stock, which may be subject to the same vesting conditions and restrictions applicable to such Restricted Stock.

      5. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in this Agreement shall confer upon the Restricted Stockholder any right with respect to continuance of employment by the Corporation or any of its Affiliates, nor shall it interfere in any way with the right of the employer to terminate the Restricted Stockholder's employment at any time.

      6. RESTRICTED STOCKHOLDER BOUND BY PLAN. The Restricted Stockholder hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall control.

      7. SECTION 83(b) ELECTION. If the Restricted Stockholder files an election with the Internal Revenue Service to include the fair market value of any Restricted Shares in gross income as of the Date of Grant, the Restricted Stockholder agrees to promptly furnish the Corporation with a copy of such election, together with the amount of any federal, state, local or other taxes required to be withheld to enable the Corporation to claim an income tax deduction with respect to such election.

      8. WITHHOLDING TAXES. The Restricted Stockholder acknowledges that the Corporation is not responsible for the tax consequences to the Restricted Stockholder of the granting or vesting of the Restricted Shares, and that it is the responsibility of the Restricted Stockholder to consult with the Restricted Stockholder's personal tax advisor regarding all matters with respect to the tax consequences of the granting and vesting of the Restricted Shares. The Corporation shall have the right to deduct from the Restricted Shares or any payment to be made with respect to the Restricted Shares any amount that federal, state, local or foreign tax law required to be withheld with respect to the Restricted Shares or any such payment. Alternatively, the Corporation may require that the Restricted Stockholder, prior to or simultaneously with the Corporation incurring any obligation to withhold any such amount, pay such amount to the Corporation in cash or in shares of the Corporation's Common Stock (including shares of Common Stock retained from the Restricted Stock Award creating the tax obligation), which shall be valued at the Fair Market Value of such shares on the date of such payment. In any case where it is determined that taxes are required to be withheld in connection with the issuance, transfer or delivery of the shares, the Corporation may reduce the number of shares so issued, transferred or delivered by such number of shares as the Corporation may deem appropriate to comply with such withholding. The Corporation may also impose such conditions on the payment of any withholding obligations as may be required to satisfy applicable regulatory requirements under the Exchange Act.

      9. DESIGNATION OF BENEFICIARY. The Restricted Stockholder shall designate, on a form set forth to be provided by the Company, one or more beneficiaries to receive the Restricted Shares awarded hereunder in the event of the Restricted Stockholder's death prior to removal of all restrictions on the Restricted Shares; provided that if no such beneficiary is designated or if the beneficiary so designated does not survive the Restricted Stockholder, the estate of such Restricted Stockholder shall be deemed to be his or her beneficiary. The Restricted Stockholder may, by written notice to the Compensation Committee, change the beneficiary designated in this Agreement.

      10. NOTICES. Any notice hereunder to the Corporation shall be addressed to it at its principal business office, 55 Technology Way, West Greenwich, RI 02817 and any notice hereunder to the Restricted Stockholder shall be sent to the address reflected on the payroll records of the Corporation, subject to the right of either party to designate at any time hereafter in writing some other address.

      11. GOVERNING LAW. This Agreement shall be construed and administered in accordance with and governed by the laws of the State of Delaware.

      12. DEFINED TERMS. Capitalized terms used but not defined in this Agreement will have the meanings specified in the Plan.

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer and the Restricted Stockholder has executed this Agreement as of the date set forth above.

GTECH HOLDINGS CORPORATION                   RESTRICTED STOCKHOLDER

By: _________________________                ________________________

                           GTECH HOLDINGS CORPORATION
                    RESTRICTED STOCK AGREEMENT REGARDING THE
                             GRANT OF VESTED SHARES

      This AGREEMENT, dated as of the ____day of _______, 200_, by and between GTECH Holdings Corporation, a Delaware corporation (the "Corporation"), and ____________________ (the "Restricted Stockholder").

                                   WITNESSETH:

      WHEREAS, the Restricted Stockholder is employed by a subsidiary of the Corporation, and is in a position to contribute materially to the Corporation's continued growth, development and long-term financial success; and

      WHEREAS, the Corporation wishes to provide the Restricted Stockholder with an opportunity to participate in the ownership of the Corporation and its future growth through the grant of an opportunity to acquire common stock of the Corporation, $0.01 par value per share (the "Common Stock").

      NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

      1. GRANT OF RESTRICTED SHARES; DEFINITIONS. (a) Pursuant to the provisions of the GTECH Holdings Corporation 2002 Omnibus Stock Option and Long-Term Incentive Plan (the "Plan"), effective as of __________ (the "Date of Grant"), the Corporation hereby grants to the Restricted Stockholder _____ shares of Common Stock (the "Restricted Shares"), subject to all of the terms and conditions of this Agreement and the Plan. As more fully described below, the shares granted hereby are subject to forfeiture by the Restricted Stockholder if certain criteria are not satisfied.

      (b) All capitalized terms used herein but not defined shall have the meanings given to such terms in the Plan.

      2. VESTING; RESTRICTIONS.

      (a) Vesting. The Restricted Shares shall vest and become nonforfeitable as of the Date of Grant.

      (b) Restrictions. The Restricted Shares may not be sold, pledged, exchanged, hypothecated or otherwise transferred, encumbered or deposed of by the Executive (the foregoing prohibitions hereinafter referred to as "Restrictions"), for a period of two (2) years from the Date of Grant.

      (c) This Section 2 is subject to Section 10 of the Plan,
"Change-in-Control Provisions", Section 12 of the Plan, "Adjustment Upon Change of Shares", and Section 14 of the Plan, "Amendment and Termination of Plan".

      3. STOCK CERTIFICATES; DIVIDENDS AND STOCKHOLDER RIGHTS.

      (a) Custody of Restricted Shares; Legend. The Restricted Shares shall be evidenced in such a manner as the Compensation Committee of the Board of Directors deems appropriate, including, without limitation, book entry registration or issuance of a stock certificate or certificates. To the extent that a stock certificate is issued, the Secretary of the Corporation or his agent shall hold such certificates for the Restricted Stockholder's benefit until such time as the Restrictions lapse. Certificates representing the Restricted Shares shall bear the following legend:

            The Shares represented by this Stock Certificate have been granted as restricted stock under the GTECH Holdings Corporation 2002 Omnibus Stock Option and Long-Term Incentive Plan. The Shares represented by this Stock Certificate may not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of unless the restrictions set forth in the Restricted Stock Agreement between the registered holder of these Shares and GTECH Holdings Corporation shall have lapsed.

      (b) Rights and Obligations. During the Period of Restriction (as defined in Section 2(t) of the Plan), the Restricted Stockholder may exercise full voting rights with respect to the Restricted Shares. During the Period of Restriction, the Restricted Stockholder shall be entitled to receive all dividends and other distributions paid with respect to the Corporation's Common Stock while they are so held. The Compensation Committee may provide that any dividends paid on Restricted Stock must be reinvested in Common Stock, which may be subject to the same restrictions applicable to such Restricted Stock.

      4. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in this Agreement shall confer upon the Restricted Stockholder any right with respect to continuance of employment by the Corporation or any of its Affiliates, nor shall it interfere in any way with the right of the employer to terminate the Restricted Stockholder's employment at any time.

      5. RESTRICTED STOCKHOLDER BOUND BY PLAN. The Restricted Stockholder hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall control.

      6. WITHHOLDING TAXES. The Restricted Stockholder acknowledges that the Corporation is not responsible for the tax consequences to the Restricted Stockholder of the granting of the Restricted Shares, and that it is the responsibility of the Restricted Stockholder to consult with the Restricted Stockholder's personal tax advisor regarding all matters with respect to the tax consequences of the granting of the Restricted Shares. The Corporation shall have the right to deduct from the Restricted Shares or any payment to be made with respect to the Restricted Shares any amount that federal, state, local or foreign tax law required to be withheld with respect to the Restricted Shares or any such payment. Alternatively, the Corporation may require that the Restricted Stockholder, prior to or simultaneously with the Corporation incurring any obligation to withhold any such amount, pay such amount to the Corporation in cash or in shares of the Corporation's Common Stock (including shares of Common Stock retained from the Restricted Stock Award creating the tax obligation), which shall be valued at the Fair Market Value of such shares on the date of such payment. In any case where it is determined that taxes are required to be withheld in connection with the issuance, transfer or delivery of the shares, the Corporation may reduce the number of shares so issued, transferred or delivered by such number of shares as the Corporation may deem appropriate to comply with such withholding. The Corporation may also impose such conditions on the payment of any withholding obligations as may be required to satisfy applicable regulatory requirements under the Exchange Act.

      7. DESIGNATION OF BENEFICIARY. The Restricted Stockholder shall designate, on a form set forth to be provided by the Company, one or more beneficiaries to receive the Restricted Shares awarded hereunder in the event of the Restricted Stockholder's death prior to removal of all Restrictions on the Restricted Shares; provided that if no such beneficiary is designated or if the beneficiary so designated does not survive the Restricted Stockholder, the estate of such Restricted Stockholder shall be deemed to be his or her beneficiary. The Restricted Stockholder may, by written notice to the Compensation Committee, change the beneficiary designated in this Agreement.

      8. NOTICES. Any notice hereunder to the Corporation shall be addressed to it at its principal business office, 55 Technology Way, West Greenwich, RI 02817 and any notice hereunder to the Restricted Stockholder shall be sent to the address reflected on the payroll records of the Corporation, subject to the right of either party to designate at any time hereafter in writing some other address.

      9. GOVERNING LAW. This Agreement shall be construed and administered in accordance with and governed by the laws of the State of Delaware.

      10. DEFINED TERMS. Capitalized terms used but not defined in this Agreement will have the meanings specified in the Plan.

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer and the Restricted Stockholder has executed this Agreement as of the date set forth above.

GTECH HOLDINGS CORPORATION                  RESTRICTED STOCKHOLDER

By: ________________________                ________________________

                           GTECH HOLDINGS CORPORATION
                           RESTRICTED STOCK AGREEMENT

      This AGREEMENT by and between GTECH Holdings Corporation, a Delaware corporation (the "Corporation"), and ______________ (the "Restricted Stockholder").

                                   WITNESSETH:

      WHEREAS, the Restricted Stockholder is employed by a subsidiary of the Corporation, and is in a position to contribute materially to the Corporation's continued growth, development and long-term financial success; and

      WHEREAS, the Corporation wishes to provide the Restricted Stockholder with an opportunity to participate in the ownership of the Corporation and its future growth through the grant of an opportunity to acquire common stock of the Corporation, $0.01 par value per share (the "Common Stock").

      NOW THEREFORE, in consideration of the mutual agreements herein contained, the parties hereto agree as follows:

      1. GRANT OF RESTRICTED SHARES; DEFINITIONS. (a) Pursuant to the provisions of the GTECH Holdings Corporation 2000 Omnibus Stock Option and Long-Term Incentive Plan (the "Plan"), effective as of _________________ (the "Date of Grant"), the Corporation hereby grants to the Restricted Stockholder _____ shares of Common Stock (the "Restricted Shares"), subject to all of the terms and conditions of this Agreement and the Plan. As more fully described below, the shares granted hereby are subject to forfeiture by the Restricted Stockholder if certain criteria are not satisfied.

      (b) All capitalized terms used herein but not defined shall have the meanings given to such terms in the Plan.

      2. VESTING PERIOD.

      (a) Vesting. The Restricted Shares shall vest and become nonforfeitable in annual installments of 25% of the total grant amount, starting on the second anniversary of the Date of Grant.

      (b) Termination due to Disability or Death. Upon the Restricted Stockholder's total and permanent disability (as defined in Internal Revenue Code Section 22(e)(3)), the restrictions on the Restricted Stockholder's Restricted Shares shall expire and the Restricted Shares shall vest in full on the Restricted Stockholder's last day of employment. Upon the Restricted Stockholder's death, the restrictions on the Restricted Stockholder's Restricted Shares shall expire and the Restricted Shares shall vest in full on the Restricted Stockholder's date of death.

      (c) Other Termination. If the Restricted Stockholder's employment by the Corporation ceases for any reason other than set forth in Section 2(b) above, no further portion of his or her Restricted Shares shall become vested pursuant to this Agreement and such unvested Restricted Shares shall be forfeited effective as of the date that the Restricted Stockholder ceases to be so employed by the Corporation. However, the Committee, in its sole and absolute discretion, shall have the right to provide for vesting of the Restricted Stock (which may include without limitation immediate vesting in full) or for expiration of the restrictions on Restricted Stock Shares following termination of employment, upon such terms and provisions as it deems proper. For purposes of this Section 2, employment shall be considered as continuing after any change of employment within or among the Corporation and its Affiliates (as such term is defined in the Plan) so long as the Restricted Stockholder continues to be an employee of the Corporation or any of its Affiliates.

      (d) This Section 2 is subject to Section 10 of the Plan,
"Change-in-Control Provisions", Section 4(c) of the Plan, "Changes in Stock", and Section 14 of the Plan, "Amendment and Termination".

      3. NON-TRANSFERABILITY. Until the Restricted Shares shall be vested and until the satisfaction of any and all other conditions specified herein, the Restricted Shares may not be sold, transferred, assigned, pledged or otherwise encumbered or disposed of by the Restricted Stockholder.

      4. STOCK CERTIFICATES; DIVIDENDS AND STOCKHOLDER RIGHTS.

      (a) Custody of Restricted Shares; Legend. The Restricted Shares shall be evidenced in such a manner as the Compensation Committee of the Board of Directors deems appropriate, including, without limitation, book entry registration or issuance of a stock certificate or certificates. To the extent that a stock certificate is issued, the Secretary of the Corporation shall hold such certificates for the Restricted Stockholder's benefit until such time as the restrictions lapse or the Restricted Stock is forfeited to the Company. Certificates representing the Restricted Shares shall bear the following legend:

            The Shares represented by this Stock Certificate have been granted as restricted stock under the GTECH Holdings Corporation 2002 Omnibus Stock Option and Long-Term Incentive Plan. The Shares represented by this Stock Certificate may not be sold, exchanged, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of unless the restrictions set forth in the Restricted Stock Agreement between the registered holder of these Shares and GTECH Holdings Corporation shall have lapsed.

      Upon the vesting of the Restricted Shares, the Corporation shall so notify the Secretary of the Corporation and the Secretary shall obtain from the Corporation certificates representing all such shares that have vested, which certificates shall not bear any restrictive endorsement making reference to this Agreement, and shall deliver such certificates to the Restricted Stockholder.

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

      (b) Rights and Obligations. During the Restricted Period (as defined in
Section 8(b) of the Plan), the Restricted Stockholder may exercise full voting rights with respect to the Restricted Shares. During the Period of Restriction, the Restricted Stockholder shall be entitled to receive all dividends and other distributions paid with respect to the Corporation's Common Stock while they are so held. The Compensation Committee may provide that any dividends paid on Restricted Stock must be reinvested in Common Stock, which may be subject to the same vesting conditions and restrictions applicable to such Restricted Stock.

      5. NO RIGHT TO CONTINUED EMPLOYMENT. Nothing in this Agreement shall confer upon the Restricted Stockholder any right with respect to continuance of employment by the Corporation or any of its Affiliates, nor shall it interfere in any way with the right of the employer to terminate the Restricted Stockholder's employment at any time.

      6. RESTRICTED STOCKHOLDER BOUND BY PLAN. The Restricted Stockholder hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall control.

      7. SECTION 83(b) ELECTION. If the Restricted Stockholder files an election with the Internal Revenue Service to include the fair market value of any Restricted Shares in gross income as of the Date of Grant, the Restricted Stockholder agrees to promptly furnish the Corporation with a copy of such election, together with the amount of any federal, state, local or other taxes required to be withheld to enable the Corporation to claim an income tax deduction with respect to such election.

      8. WITHHOLDING TAXES. The Restricted Stockholder acknowledges that the Corporation is not responsible for the tax consequences to the Restricted Stockholder of the granting or vesting of the Restricted Shares, and that it is the responsibility of the Restricted Stockholder to consult with the Restricted Stockholder's personal tax advisor regarding all matters with respect to the tax consequences of the granting and vesting of the Restricted Shares. The Corporation shall have the right to deduct from the Restricted Shares or any payment to be made with respect to the Restricted Shares any amount that federal, state, local or foreign tax law required to be withheld with respect to the Restricted Shares or any such payment. Alternatively, the Corporation may require that the Restricted Stockholder, prior to or simultaneously with the Corporation incurring any obligation to withhold any such amount, pay such amount to the Corporation in cash or in shares of the Corporation's Common Stock (including shares of Common Stock retained from the Restricted Stock Award creating the tax obligation), which shall be valued at the Fair Market Value of such shares on the date of such payment. In any case where it is determined that taxes are required to be withheld in connection with the issuance, transfer or delivery of the shares, the Corporation may reduce the number of shares so issued, transferred or delivered by such number of shares as the Corporation may deem appropriate to comply with such withholding. The Corporation may also impose such conditions on the payment of any withholding obligations as may be required to satisfy applicable regulatory requirements under the Exchange Act.

      9. DESIGNATION OF BENEFICIARY. The Restricted Stockholder shall designate, on a form set forth to be provided by the Company, one or more beneficiaries to receive the Restricted Shares awarded hereunder in the event of the Restricted Stockholder's death prior to removal of all restrictions on the Restricted Shares; provided that if no such beneficiary is designated or if the beneficiary so designated does not survive the Restricted Stockholder, the estate of such Restricted Stockholder shall be deemed to be his or her beneficiary. The Restricted Stockholder may, by written notice to the Compensation Committee, change the beneficiary designated in this Agreement.

      10. NOTICES. Any notice hereunder to the Corporation shall be addressed to it at its principal business office, 55 Technology Way, West Greenwich, RI 02817 and any notice hereunder to the Restricted Stockholder shall be sent to the address reflected on the payroll records of the Corporation, subject to the right of either party to designate at any time hereafter in writing some other address.

      11. GOVERNING LAW. This Agreement shall be construed and administered in accordance with and governed by the laws of the State of Delaware.

      12. DEFINED TERMS. Capitalized terms used but not defined in this Agreement will have the meanings specified in the Plan.

IN WITNESS WHEREOF, the Corporation has caused this Agreement to be executed by its duly authorized officer and the Restricted Stockholder has executed this Agreement as of the date set forth above.

GTECH HOLDINGS CORPORATION                      RESTRICTED STOCKHOLDER

By:
    --------------------
                                               __________________________


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